UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant to Section 240.14a-12.
ROCKET LAB CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Dear Rocket Lab Shareholder,

Rocket Lab's 2025 Annual Meeting of Shareholders is scheduled for Wednesday, August 27th.

Our records indicate that you are a Rocket Lab shareholder as of the record date (July 9, 2025), and your shares have not yet been voted. Rocket Lab encourages you to vote your shares as soon as possible. All votes are important, regardless of the number of shares you own.

For help voting your shares, please contact Okapi Partners LLC, Rocket Lab's proxy solicitor, by calling 1-844-343-2621 or by emailing info@okapipartners.com.

Please cast your vote today.
Thank you!

Help shape the future of Rocket Lab by voting ahead of this year’s Annual Shareholders’ Meeting on August 27, 2025.

Shareholders of record on July 9, 2025 can vote now for or against a number of proposals by the Rocket Lab Board of Directors. We encourage all shareholders to vote with the Rocket Lab Board’s recommendations on all matters.

To learn more, please visit https://rocketlabcorp.com/annual-meeting.

ROCKET LAB ANNUAL SHAREHOLDER MEETING 2025: YOUR VOTE MATTERS WE GO TO SPACE TO IMPROVE LIFE ON EARTH Help shape the future of Rocket Lab by voting ahead of this year’s Annual Shareholders’ Meeting on August 27, 2025 Shareholders of record can vote now for or against a number of proposals by the Rocket Lab Board of Directors. We encourage all shareholders to vote with the Rocket Lab Board’s recommendations on all matters. To learn more, please read our 2025 Proxy Statement. 2025 Annual Shareholder Meeting Information When: August 27, 2025 at 1:30 p.m. PDT.  Where: www.virtualshareholdermeeting.com/rklb2025 Who Can Vote: Shareholders of record at the close of business on July 9, 2025. Resources and Information: Please read our 2025 Proxy Statement. How To Vote If you have your control number, you can vote your shares at: www.proxyvote.com. The method for voting for your RKLB shares may vary with each broker. To understand how to vote, choose your broker from the list below or select 'All Other Brokers'. If you have questions or need assistance with voting, please contact Okapi Partners LLC, Rocket Lab’s proxy solicitor at: info@okapipartners.com or call at: 1-844-343-2621 (for shareholders); or 212-297-0720 (for banks and brokers) The method for voting for your RKLB shares may vary with each broker. To understand how to vote, choose your broker from the list below or select 'All Other Brokers'. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "Fidelity.Investments.email@shareholderdocs.fidelity.com" Open the email and follow described instructions to vote. If you cannot locate this email, try voting by mail, phone or QR code. Fidelity  ANNUAL SHAREHOLDER MEETING

To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "noreply@robinhood.com Rocket Lab" Open the email and click VOTE. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "interactivebrokers@proxydocs.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. Log into your brokerage account https://client.schwab.com/Areas/Access/Login, use the keywords 'proxy events' in the search bar and navigate to proxy events. You may also contact your brokerage directly. Alternatively, search for a 16-digit control number in your postal mail. Visit www.proxyvote.com and submit your 16-digit control number to vote. You may also try voting by mail, phone or QR code. To cast your vote online, please click on this link: https://olui2.fs.ml.com/login/signin.aspx Once logged in, click on Annual Meeting next to your Rocket Lab security in order to vote. Robinhood  Interactive Brokers LLC  Charles Schwab & CO., LLC  Merrill Lynch 

To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. Vanguard Brokerage Services  Morgan Stanley  Raymond James  Drivewealth 

To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Rocket Lab" Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. To cast your vote online, you’ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Try searching for each of these three terms to see if you can locate an email from your broker sent in 2025: “id@proxyvote.com Rocket Lab” “@proxydocs.com Rocket Lab” “@saytechnologies.com Rocket Lab” If you find an email, open it and follow described instructions. If you cannot locate this email, try voting by mail, phone or QR code. Pershing  Wells Fargo  Apex  All Others Brokers 